Exhibit 10.1

WARRANT TRANSFER AGREEMENT

This Warrant Transfer Agreement (this “Agreement”), dated as of May 10, 2018 (the “Effective Date”), is made by and among Colony Bankcorp, Inc., a Georgia corporation (the “Company”) and the sellers listed on Schedule I attached hereto (each a “Seller,” and collectively, the “Sellers”).

WHEREAS, each Seller holds warrants (each a “Warrant,” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $1.00 per share (“Common Stock”); and

WHEREAS, each Seller desires to sell, and the Company desires to purchase from such Seller, the number of Warrants set forth opposite such Seller’s name on Schedule I, representing all of the Warrants held by each Seller, upon the terms and the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

SALE AND PURCHASE

1.1     Sale and Purchase. On the terms and subject to the conditions set forth in this Agreement, each Seller shall sell, transfer and assign to the Company such Seller’s Warrants, on the Effective Date or at such other time and date as the Sellers and the Company agree (the “Closing”), at a purchase price of $6.35 per share of Common Stock underlying such Warrant, for aggregate sale proceeds to such Seller as set forth opposite such Seller’s name on Schedule I, and the Company shall accept and purchase from such Seller the portion of such Seller’s Warrants indicated on Schedule I. The aggregate purchase price for the Warrants to be sold by the Sellers at Closing shall be $3,175,000.

1.2     Delivery of and Payment for the Warrants. At Closing, the Company shall pay, by wire transfer of immediately available funds to the account specified in writing by each Seller, each Seller’s portion of the purchase price as set forth in Schedule I, and, upon confirmation of receipt of the aggregate purchase price, the Sellers shall instruct the Company to transfer to the Company such Seller’s portion of the Warrants purchased pursuant to this Agreement. The obligation of each party hereto to consummate the purchase and sale of the Warrants hereunder at the Closing shall be subject to (a) the accuracy of the representations and warranties of the other party or parties, (b) the performance by the other party or parties of all obligations, covenants and agreements required to be performed by such party or parties on or prior to the Closing, (c) the non-objection of the Federal Reserve Bank of Atlanta (the “FRB”) with respect to the purchase of the Warrants, and (d) the non-objection of the Georgia Department of Banking and Finance (the “GDBF”) with respect to a dividend from the Company’s subsidiary, Colony Bank, in an amount sufficient to fund the aggregate purchase price for the Warrants (the “Special Dividend”).

1.3     Termination. If the Closing has not occurred within thirty (30) days from the Effective Date, the Company or any Seller shall have the right, but not the obligation, to terminate this Agreement. This Agreement may also be mutually terminated at any time prior to the Closing by written agreement of the parties.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Each Seller hereby represents and warrants, severally and not jointly, to the Company as follows:

2.1     Power and Authority. Seller has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken by Seller for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The person signing this Agreement on behalf of Seller has been duly and validly authorized and empowered to do so, and has the authority to bind the Seller to effectuate the transactions contemplated by this Agreement.

2.2     Authorization. This Agreement has been duly authorized, executed and delivered by or on behalf of Seller and constitutes a valid and binding agreement of the Seller enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

2.3     Consents. Assuming the accuracy of the Company’s representations and warranties set forth in Article 3, all governmental and other consents that are required to have been obtained by Seller with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

2.4     Title and Delivery. As of the date hereof and immediately prior to the delivery of the Warrants set forth opposite Seller’s name on Schedule I at the Closing, Seller is, and will be, the sole legal owner of, and holds, and will hold, good and valid title to the Warrants, free and clear of all liens and encumbrances. Seller has not exercised any of the Warrants. Other than this Agreement, Seller is not party to any contract or agreement relating to the Warrants or any rights relating thereto.

2.5     Independent Decision. Seller has (a) had an opportunity to receive information regarding, and to discuss, the Company’s business, management and financial affairs, to such Seller’s satisfaction, (b) is not relying upon any oral or written advice, counsel or representations of the Company for purposes of entering into this Agreement other than as specifically set forth herein, and (c) neither the Company nor any of its representatives has given the Seller (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected future performance of the Company, future market price of the Company’s common stock, or any result, effect, consequence or benefit (including regulatory, tax, financial, accounting or otherwise) of this Agreement. Seller is a sophisticated investor and has the appropriate knowledge and experience in financial and business matters to evaluate the merits and risks of, and negotiate the transactions contemplated under, this Agreement and has had the opportunity to consult with its advisors, as it deems necessary or appropriate.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Seller as follows:

3.1     Power and Authority. The Company has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken.

3.2     Authorization. This Agreement has been duly authorized, executed and delivered by or on behalf of the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

3.3     Consents. Except for (i) the non-objection of the FRB to the Company’s purchase of the Warrants and (ii) the non-objection of the GDBF with respect to the Special Dividend, all governmental and other consents that are required to have been obtained by the Company with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

3.4     Financial Capability. The Company has sufficient financial resources available to consummate the transactions contemplated by, and to perform its obligations under, this Agreement.

3.5     Independent Investigation. Company has made its own inquiry and investigation into, and based thereon, has formed an independent judgment concerning, the Warrants and the transactions contemplated hereby.

ARTICLE 4

MISCELLANEOUS

4.1     Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

4.2     Survival. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the delivery of the Warrants until expiration of the applicable statute of limitations.

4.3     Amendments and Waivers. No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by each Seller and the Company, or in the case of a waiver, by the relevant Seller (in the event it is the waiving party) or the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.4     Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and all other persons hereafter that become a party hereto. No rights or obligations hereunder may be assigned by any party hereto without the written consent of each Seller or the Company. Any attempted transfer or assignment by any party of its rights and obligations under this Agreement, without the consent of the other party, shall be null and void.

4.5     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof. This Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

4.6     Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of this Agreement as a whole.

4.7     Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original (including signatures delivered via facsimile or PDF) and all of which taken together shall constitute one agreement and the same instrument shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. The parties hereto may deliver this Agreement by facsimile or PDF and each party shall be permitted to rely on the signatures so transmitted to the same extent and effect as if they were original signatures.

4.8     GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

4.9     Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the party or to an officer of the party to whom the same is directed, or (b) sent by facsimile or other electronic or digital transmission method (including e-mail), or registered or certified mail, return receipt requested, postage prepaid, addressed, if to the Company, to 115 South Grant Street, Fitzgerald, Georgia, Attention: Terry L. Hester, Executive Vice President and Chief Financial Officer, with a copy to 1201 W. Peachtree St. NW, Atlanta, GA, 30309, Attention: Mark C. Kanaly, if to any Seller, to the address set forth on the signature page hereto, or to such other address as any such party may from time to time specify in writing to the other parties hereto. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile or other electronic or digital transmission method (including e-mail), or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

4.10     Costs and Expenses. Each party shall bear its own costs and expenses related to this Agreement and the transaction contemplated hereby.

4.11     Certain Rules of Construction. To the fullest extent permitted by law, the parties hereto intend that any ambiguities shall be resolved without reference to which party may have drafted this Agreement. All Section or subsection titles or other captions in this Agreement are for convenience only, and they shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) words in the singular include the plural, and words in the plural include the singular; (d) provisions apply to successive events and transactions; (e) “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision; (f) “include” or “including” shall be deemed to be followed by “without limitation” or “but not limited to” whether or not they are followed by such phrases or words of like import; (g) all references to “Sections” or “subsections” refer to Sections or subsections of this Agreement; and (h) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms.

(Signature Pages Follow)

In witness whereof, the parties have caused this Warrant Transfer Agreement to be executed and delivered as of the date first above written.

SELLERS

Bay Pond Partners, L.P.

By: Wellington Management Company LLP, as
Investment adviser

By:	/s/ Emily Babalas
Name:	Emily Babalas
Title:	Managing Director and Counsel

Address for Notices:

c/o Wellington Management Company LLP
280 Congress St.
Boston, MA 02210
Attn: Emily Babalas

Bay Pond Investors USB, LLC

By: Wellington Management Company LLP, as
Investment adviser

By:	/s/ Emily Babalas
Name:	Emily Babalas
Title:	Managing Director and Counsel

Address for Notices:

c/o Wellington Management Company LLP
280 Congress St.
Boston, MA 02210
Attn: Emily Babalas

[Signature Page to Warrant Transfer Agreement]

Ithan Creek Investors USB, LLC

By: Wellington Management Company LLP, as
Investment adviser

By:	/s/ Emily Babalas
Name:	Emily Babalas
Title:	Managing Director and Counsel

Address for Notices:

c/o Wellington Management Company LLP
280 Congress St.
Boston, MA 02210
Attn: Emily Babalas

Wolf Creek Partners, L.P.

By: Wellington Management Company LLP, as
Investment adviser

By:	/s/ Emily Babalas
Name:	Emily Babalas
Title:	Managing Director and Counsel

Address for Notices:

c/o Wellington Management Company LLP
280 Congress St.
Boston, MA 02210
Attn: Emily Babalas

[Signature Page to Warrant Transfer Agreement]

Wolf Creek Investors USB, LLC

By: Wellington Management Company LLP, as
Investment adviser

By:	/s/ Emily Babalas
Name:	Emily Babalas
Title:	Managing Director and Counsel

Address for Notices:

c/o Wellington Management Company LLP
280 Congress St.
Boston, MA 02210
Attn: Emily Babalas

[Signature Page to Warrant Transfer Agreement]

Colony Bankcorp, Inc.

By:	/s/ Terry Hester
Name:	Terry Hester
Title:	Executive Vice President

[Signature Page to Warrant Transfer Agreement]

Schedule I

Seller	Number of Warrants Being Sold	Aggregate Purchase Price
Bay Pond Partners, L.P.	44154	$280,377.90
Bay Pond Investors USB, LLC	38775	$246,221.25
Ithan Creek Investors USB, LLC	143408	$910,640.80
Ithan Creek Investors II USB, LLC	7,301	$46,361.35
Wolf Creek Partners, L.P.	52586	$333,921.10
Wolf Creek Investors USB, LLC	213776	$1,357,477.60

[Signature Page to Warrant Transfer Agreement]